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                                                                      EXHIBIT 22

                                   MESA INC.

                                  SUBSIDIARIES

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                       AS OF DECEMBER 31, 1993                          PLACE OF INCORPORATION
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Subsidiary Corporations:
  CleanFuels Inc.                                                              Virginia
  Garretson Equipment Co., Inc.                                                  Iowa
  Hugoton Capital Corporation                                                  Delaware
  Mesa Capital Corporation                                                     Delaware
  Mesa Environmental Co.                                                       Delaware
  Mesa Holding Corporation I                                                   Delaware
  Mesa Holding Corporation II                                                  Delaware
  Mesa Sub 1, Inc.                                                             Delaware
  Mesa Sub 2, Inc.                                                             Delaware
  Mesa Sub 3, Inc.                                                             Delaware
  Mesa Sub 4, Inc.                                                             Delaware
  Mesa Transmission Co.                                                        Delaware
  Pioneer Natural Gas Company                                                    Texas
  Pioneer Production Corporation, Int.                                           Texas
  Pioneer Uravan, Inc.                                                           Texas

Subsidiary Limited Partnerships:
  Hugoton Capital Limited Partnership                                          Delaware
  Mesa Operating Limited Partnership                                           Delaware
  Mesa Midcontinent Limited Partnership                                        Delaware
  Mesa Holding Limited Partnership                                             Delaware
  Mesa Environmental Ventures Limited Partnership                              Delaware

AS OF FILING DATE
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Subsidiary Corporations:
  CleanFuels Inc.                                                              Virginia
  Garretson Equipment Co., Inc.                                                  Iowa
  Hugoton Capital Corporation                                                  Delaware
  Mesa Capital Corporation                                                     Delaware
  Mesa Environmental Ventures Co.                                              Delaware
  Mesa Holding Co.                                                             Delaware
  Mesa Holding Corporation I                                                   Delaware
  Mesa Holding Corporation II                                                  Delaware
  Mesa Operating Co.                                                           Delaware
  Mesa Transmission Co.                                                        Delaware
  Hugoton Management Company                                                     Texas
  Pioneer Natural Gas Company                                                    Texas
  Pioneer Production Corporation, Int.                                           Texas
  Pioneer Uravan, Inc.                                                           Texas

Subsidiary Limited Partnership:
  Hugoton Capital Limited Partnership                                          Delaware
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